SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENT
SUBSEQUENT EVENT
On May 1, 2017, the Company announced that it had entered into a definitive agreement with Angie's List, Inc. ("Angie's List") to combine the businesses in the Company's HomeAdvisor segment and Angie’s List under a new publicly traded company to be called ANGI Homeservices Inc. IAC will own between approximately 87% and 90% of the economic interest (on a fully diluted basis) and approximately 98% of the total voting power of ANGI Homeservices Inc. common stock. This transaction, which is subject to the satisfaction of customary closing conditions, including the approval by Angie's List stockholders, is expected to close in the fourth quarter of 2017.